Securities, 424I - Securities, 424I: 1	Mar. 23, 2026 USD ($)
Securities, 424I Table
Security Class Title	abrdn Physical Palladium Shares ETF
Aggregate Sales Price	$ 557,679,206
Aggregate Redeemed or Repurchased, FY	198,222,730
Aggregate Redeemed or Repurchased, Prior FY	0
Redemption Credits	0
Net Sales	$ 359,456,476
Fee Rate	0.01381%
Amount of Registration Fee	$ 49,640.94